UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 2, 2021

Marin Software Incorporated

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35838	20-4647180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Mission Street, 27th Floor San Francisco, California 94105		94105
(Address of Principal Executive Offices)		(Zip Code)

(415) 399-2580

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	MRIN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

On June 2, 2021, Marin Software Incorporated (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on April 15, 2021, the record date for the Annual Meeting, 10,967,328 shares of common stock of the Company were outstanding and entitled to vote. 6,118,781 shares, or 55.8% of the outstanding common stock entitled to vote at the Annual Meeting, were represented in person or by proxy.

At the Annual Meeting, stockholders voted on the proposals set forth below, each of which is described in greater detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2021 (the “Proxy Statement”). The results of the voting at the Annual Meeting were as follows:

Proposal 1.  Elect Donald Hutchison as the Class II member of the Board of Directors to hold office until the 2024 annual meeting of stockholders:

	Votes For	Votes Withheld	Broker Non-Votes
Donald Hutchison	2,757,422	387,040	2,974,319

 The director named under Proposal No. 1 was elected, in accordance with the recommendation of the Company’s Board of Directors in the Proxy Statement.

Proposal 2.  Vote, on a non-binding, advisory basis, on the compensation paid by the Company to the Company’s Named Executive Officers for the fiscal year ended December 31, 2020:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,973,477	1,139,381	31,604	2,974,319

 Proposal 2 passed, in accordance with the recommendation of the Company’s Board of Directors in the Proxy Statement.

Proposal 3.  Ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021:

Votes For	Votes Against	Abstentions
5,949,617	48,084	121,080

 Proposal 3 passed, in accordance with the recommendation of the Company’s Board of Directors in the Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Marin Software Incorporated

Date: June 4, 2021	By:	/s/ Robert Bertz
Robert Bertz
Chief Financial Officer

2